UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

EON RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41278	85-4359124
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices, including zip code)

(713) 834-1145

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	EONR	NYSE American
Redeemable warrants, exercisable for three quarters of one share of Class A Common Stock at an exercise price of $11.50 per share	EONR WS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously reported, on November 15, 2023, EON Resources Inc. (the “Company”) closed on its acquisition (the “Pogo Acquisition”) of Pogo Resources, LLC, a Texas limited liability company (“Pogo”) pursuant to that certain Amended and Restated Membership Interest Purchase Agreement, dated as of August 28, 2023 (as amended, the “MIPA”), by and among the Company, HNRA Upstream, LLC, a Delaware limited liability company, which is managed by, and is a subsidiary of, the Company (“OpCo”), and HNRA Partner, Inc., a Delaware corporation, which is a wholly owned subsidiary of OpCo (“SPAC Subsidiary”, and together with the Company and OpCo, “Buyer” and each a “Buyer”), CIC Pogo LP, a Delaware limited partnership (“CIC”), DenCo Resources, LLC, a Texas limited liability company (“DenCo”), Pogo Resources Management, LLC, a Texas limited liability company (“Pogo Management”), 4400 Holdings, LLC, a Texas limited liability company (“4400” and, together with CIC, DenCo and Pogo Management, collectively, “Seller” and each a “Seller”).

In connection with the Pogo Acquisition, among other consideration, the Company and its subsidiaries, as applicable, issued to Pogo Royalty, LLC (“Pogo Royalty”), as representative of Seller: (a) 2,000,000 Class B common units of OpCo (“OpCo Class B Units”) valued at $10.00 per unit, which, together with shares of the Company’s Class B Common Stock, par value $0.0001 per share (“Class B Common Stock”), are exchangeable for shares of the Company’s Class A Common Stock, par value $0.0001 per share (“Class A Common Stock”), on a one-for-one basis, issuable upon exercise of the Pogo Royalty’s exchange right as described further in OpCo’s amended and restated limited liability company agreement, (b) a promissory note in the aggregate principal amount of $15,000,000 (the “Seller Note”), and (c) 1,500,000 preferred units of OpCo (the “OpCo Preferred Units”), which are convertible into OpCo Class B Units on November 15, 2025 at a ratio equal to the quotient of $20 divided by the average of the daily VWAP of the Class A Common Stock during the five trading days prior to conversion, and thereafter may be exchanged for shares of Class A Common Stock on a one-to-one basis.

In addition, in connection with the Pogo Acquisition, a subsidiary of the Company, HNRA Royalties, LLC, a Delaware limited liability company (“HNRA Royalties”), and Pogo Royalty entered into an Option Agreement, pursuant to which Pogo Royalty granted an irrevocable and exclusive option to HNRA Royalties to purchase a certain 10% overriding royalty interest in certain oil and gas assets owned by Pogo (the “ORRI”) at any time prior to November 15, 2024.

As previously reported, on February 10, 2025, the Company entered into a Purchase, Sale, Termination and Exchange Agreement (the “PSTE Agreement”), by and among the Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400. Pursuant to the PSTE Agreement, the Company agreed to purchase the ORRI from Pogo Royalty for $14,000,000 (the “ORRI Purchase Price”), payable in cash at the closing of the transactions contemplated by the PSTE Agreement (the “Closing”). In addition, at the Closing, Pogo Royalty agreed to waive all outstanding interest accrued under the Seller Note, reduce the outstanding principal amount of the Seller Note to $8,000,000 and settle and discharge the Seller Note in exchange for the payment of $8,000,000 in cash. Pogo Royalty further agreed to assign and transfer the OpCo Preferred Units to OpCo in exchange for the issuance by the Company of 3,000,000 shares of Class A Common Stock (the “Share Consideration”) at the Closing. If the Closing did not occur prior to 1:00 p.m. Central Time on June 3, 2025 (the “Outside Date”), the PSTE Agreement would automatically terminate.

On June 2, 2025, the Company entered into an Amendment No. 1 to the PSTE Agreement (“Amendment No. 1”) whereby the Outside Date was extended to 5:00 p.m. Central Time on June 6, 2025. On June 6, 2025, the Company entered into an Amendment No. 2 to the PSTE Agreement (“Amendment No. 1”) whereby the Outside Date was extended to 5:00 p.m. Central Time on June 13, 2025.

On June 13, 2025, the Company entered into an Amendment No. 3 to the PSTE Agreement (“Amendment No. 3,” and together with Amendment No. 1 and Amendment No. 2, collectively, the “Amendments”) whereby the Outside Date was extended to 5:00 p.m. Central Time on September 15, 2025. In addition, pursuant to Amendment No. 3, the ORRI Purchase Price was decreased to $13,500,000 and the parties agreed to reduce the outstanding principal amount of the Seller Note to $7,000,000 and settle and discharge the Seller Note in exchange for the payment of $7,000,000 in cash at the Closing; provided, however, that the Company may instead discharge the Seller Note at the Closing by payment of $4,500,000 in cash and the issuance of a promissory note having a principal amount of $2,500,000, bearing interest at a rate of 18% per annum, compounding monthly, maturing 60 days after the Closing, and secured by a first lien on certain of the Company’s surface and well equipment. Furthermore, pursuant to Amendment No. 3, the Share Consideration was reduced to 1,500,000 shares of Class A Common Stock.

The foregoing is a summary description of certain terms of Amendment No. 1, Amendment No. 2, and Amendment No. 3. For a full description of all terms, please refer to the copies of Amendment No. 1, Amendment No. 2, and Amendment No. 3 that are filed as Exhibit 2.1, Exhibit 2.2, and Exhibit 2.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained above in “Item 1.01 Entry into a Material Definitive Agreement” related to the issuance of Class A Common Stock in connection with Amendment No. 3 is hereby incorporated by reference into this Item 3.02. The Company will issue such shares of Class A Common Stock in reliance upon the exemption from registration provided by Section 4(a)(2) of the Act, Rule 506(b) of Regulation D promulgated thereunder, and/or Section 3(a)(9) of the Act.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall such securities be offered or sold in the United States absent registration or an applicable exemption from the registration requirements and certificates evidencing such shares contain a legend stating the same.

Item 8.01. Other Events

On June 17, 2025, the Company issued a press release announcing the Amendments and the transactions contemplated thereby. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description
2.1	Amendment No. 1 to Purchase, Sale, Termination and Exchange Agreement by and among Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400 dated June 2, 2025
2.2	Amendment No. 2 to Purchase, Sale, Termination and Exchange Agreement by and among Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400 dated June 6, 2025
2.3	Amendment No. 3 to Purchase, Sale, Termination and Exchange Agreement by and among Company, OpCo, SPAC Subsidiary, HNRA Royalties, Pogo Royalty, CIC, DenCo, Pogo Management, and 4400 dated June 13, 2025
99.1	Press Release of EON Resources Inc. dated June 17, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 17, 2025	EON Resources Inc.

	By:	/s/ Mitchell B. Trotter
	Name:	Mitchell B. Trotter
	Title:	Chief Financial Officer

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